Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of LAUD Resources Inc., (the “Company”) on Form 10-Q for the period ended February 29, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary Chayko, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Gary Chayko
Gary Chayko
President and Chief Executive Officer

April 14, 2008